Exhibit 32.1
                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Lakeland Financial Corporation (the "Company") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report), I, Michael L. Kubacki, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/Michael L. Kubacki

Michael L. Kubacki
Chief Executive Officer
August 2, 2004




     A signed original of this written statement required by Section 906 has been provided to Lakeland Financial Corporation and will be retained by Lakeland Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.



                                                                  Exhibit 32.2
                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Lakeland Financial Corporation (the "Company") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report), I, David M. Findlay, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/David M. Findlay

David M. Findlay
Chief Financial Officer
August 2, 2004




     A signed original of this written statement required by Section 906 has been provided to Lakeland Financial Corporation and will be retained by Lakeland Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.